Exhibit 10.1

SIRVA WORLDWIDE, INC.,

THE FOREIGN SUBSIDIARY BORROWERS PARTIES HERETO,

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.

as administrative agent

and

J.P. MORGAN SECURITIES INC.

as sole lead arranger and sole bookrunner

ELEVENTH AMENDMENT TO THE CREDIT AGREEMENT

January 22, 2008

ELEVENTH AMENDMENT, dated as of January 22, 2008 (this “Eleventh Amendment”), to the Credit Agreement, dated as of December 1, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement (as defined in the Credit Agreement) as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Amendments to Subsection 1.1 (Defined Terms).  (a)  Subsection 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Eleventh Amendment”:  the Eleventh Amendment, dated as of January 22, 2008, to this Agreement.

“Eleventh Amendment Effective Date”:  the date on which the conditions precedent set forth in Section 15 of the Eleventh Amendment shall have been satisfied or waived, which date is January 23, 2008.

“Lender Addendum”:  as defined in Section 15 of the Eleventh Amendment.

“New Loan Maturity Date”:  as defined in subsection 2.6(c).

“New Term Lenders”:  Lenders which hold New Term Loans or New Term Loan Commitments.

“New Term Loan Commitment”:  as to any New Term Lender, its obligation to make a New Term Loan to the Parent Borrower hereunder in an amount not to exceed the amount set forth opposite the heading “New Term Loan Commitment” in such Lender’s Lender Addendum delivered pursuant to the Eleventh Amendment; collectively, as to all the New Term Lenders, the “New Term Loan Commitments”.  The original amount of the aggregate New Term Loan Commitments of the New Term Lenders is $20,000,000.

“New Term Loans”:  the term loans made to the Parent Borrower pursuant to subsection 2.5 of this Agreement.

“New Term Percentage”:  the percentage which such Lender’s New Term Loans then outstanding constitutes of the aggregate principal amount of New Term Loans then outstanding.

“Original Term Lenders”:  Lenders which hold Original Term Loans immediately prior to the Eleventh Amendment Effective Date.

“Original Term Loan Commitment”:  as to any Original Term Lender, the obligation of such Original Term Lender to make an Original Term Loan to the Parent Borrower hereunder on the First Amendment Effective Date.  The original aggregate amount of the Original Term Loan Commitment was $490,000,000.

“Original Term Loans”:  the term loans made to the Parent Borrower pursuant to this Agreement on the Closing Date and on the First Amendment Effective Date.  As of the Eleventh Amendment Effective Date, the aggregate outstanding principal amount of Original Term Loans is $315,640,118.85.

“Other Representatives”:  each of J.P. Morgan Securities Inc., in its respective capacities as sole bookrunner and sole lead arranger of the Term Loan Commitments hereunder and as joint bookrunner and joint lead arranger of the Revolving Credit Commitments hereunder, BAS, in its respective capacities as joint bookrunner and joint lead arranger of the Revolving Credit Commitments hereunder and as Syndication Agent, Credit Suisse First Boston, in its capacity as a Documentation Agent, Deutsche Bank Securities Inc., in its capacity as a Documentation Agent, Goldman Sachs Credit Partners L.P., in its capacity as a Documentation Agent, and the Issuing Lender, in its capacity as such.

“Term Loan Commitments”:  prior to the Eleventh Amendment Effective Date, the Original Term Loan Commitments; and from and after the Eleventh Amendment Effective Date, the collective reference to the Original Term Loan Commitments and the New Term Loan Commitments.

“Term Loan Lenders”:  prior to the Eleventh Amendment Effective Date, the Original Term Lenders; and from and after the Eleventh Amendment Effective Date, the collective reference to the Original Term Lenders and the New Term Lenders.

“Term Loan Percentage”:  the percentage which such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of Term Loans then outstanding.

“Term Loans”:  prior to the Eleventh Amendment Effective Date, the Original Term Loans; and from and after the Eleventh Amendment Effective Date, the collective reference to the Original Term Loans and the New Term Loans.

(b)           Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the following defined terms and related definitions:  “Continuing Term Loan Lender”, “Converted Term Loans”, “Term Loan Refinancing”, “Tranche B Term Loan Commitment/Conversion”, “Tranche B Term Loan Lender” and Tranche B Term Loans”.

3.     Amendment to Subsection 2.5 (Tranche B Term Loans).  Subsection 2.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.5           Term Loans.  The Original Term Loans were made to the Parent Borrower (or were converted from term loans originally made on the Closing Date) on the First Amendment Effective Date.  Subject to the terms and conditions hereof, each New Term Lender severally agrees to make a term loan in Dollars (collectively, the “New Term Loans”) to the Parent Borrower on the Eleventh Amendment Effective Date in a principal amount not to exceed the amount of such Lender’s New Term Loan Commitment set forth on its Lender Addendum.  The Term Loans may from time to time be (a) Eurocurrency Loans having an Interest Period of one month, (b) ABR Loans or (c) a combination thereof, as determined by the Parent Borrower and notified to the Administrative Agent in accordance with subsections 2.7 and 4.2.

4.     Amendment to Subsection 2.6 (Tranche B Term Notes).  Subsection 2.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.6  Term Notes.  (a) The Parent Borrower agrees that, upon the request to the Administrative Agent by any Term Loan Lender, in order to evidence such Lender’s Term Loans, the Parent Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Term Note”), with appropriate insertions therein as to payee, date, maturity date and principal amount, payable to the order of such Term Loan Lender and in a principal amount equal to the lesser of (i) the amount of such Lender’s Original Term Loan Commitment or New Term Loan Commitment, as applicable, and (ii) the unpaid principal amount of the Original Term Loans or New Term Loans, as applicable, made by such Term Loan Lender to the Parent Borrower.  Each Term Note shall (x) be dated the First Amendment Effective Date or the Eleventh Amendment Effective Date, as applicable, (y) be payable as provided in subsection 2.6(b) or (c), as applicable, and (z) provide for the payment of interest in accordance with subsection 4.1.

(b)           The aggregate Original Term Loans of all the Original Term Loan Lenders shall be payable in consecutive quarterly installments (subject to reduction as provided in subsection 4.4), on the dates and in the principal amounts equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of the Original Term Loans then outstanding):

Date	Amount

March 31, 2008	$789,100.30
June 30, 2008	$789,100.30
September 30, 2008	$789,100.30
December 31, 2008	$789,100.30
March 31, 2009	$789,100.30
June 30, 2009	$789,100.30
September 30, 2009	$789,100.30
December 31, 2009	$789,100.30
March 31, 2010	$77,331,829.12
June 30, 2010	$77,331,829.12
September 30, 2010	$77,331,829.12
Final Maturity Date	$77,331,829.12

(c)           The aggregate New Term Loans of all the New Term Lenders shall be repaid in full on February 29, 2008 (the “New Loan Maturity Date”).

5.     Amendment to Subsection 2.7.  Subsection 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.7  Procedure for Term Loan Borrowing.  The Parent Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:30 P.M., New York City time), at least (a) three Business Days prior to the Eleventh Amendment Effective Date if all or any part of the New Term Loans are to be initially Eurocurrency Loans or (b) one Business Day prior to the Eleventh Amendment Effective Date, in all other cases, requesting that the New Term Lenders make the New Term Loans on the Eleventh Amendment Effective Date and specifying (i) the amount to be borrowed, (ii) whether the New Term Loans are to be initially Eurocurrency Loans, ABR Loans or a combination thereof and (iii) if the New Term Loans are to be entirely or partly Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor (which shall not exceed one month).  Upon receipt of such notice the Administrative Agent shall promptly notify each New Term Lender thereof.  Each New Term Lender will make the amount of its pro rata share of the New Term Loans available to the Administrative Agent for the account of the Parent Borrower at the office of the Administrative Agent specified in subsection 11.2 prior to 10:00 A.M., New York City time, on the Eleventh Amendment Effective Date in Dollars and in funds immediately available to the Administrative Agent.  The Administrative Agent shall on such date credit the account of the Parent Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the New Term Lenders and in like funds as received by the Administrative Agent.

6.     Amendments to Subsection 2.8 (Repayment of Loans).  Subsection 2.8(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii) thereof and (b) deleting clause (iii) thereof in its entirety and substituting in lieu thereof the following:

(iii) in the case of the Parent Borrower only, the Original Term Loan Lenders, the amounts specified in subsection 2.6(b) (or, if less in any case, the aggregate amount of the Original Term Loans then outstanding), on the dates set forth in subsection 2.6(b) (or such earlier date on which the Original Term Loans become due and payable pursuant to Section 9); and (iv) in the case of the Parent Borrower only, each New Term Lender, the then unpaid principal amount of the New Term Loan of such New Term Lender, on the New Loan Maturity Date (or such earlier date on which the New Term Loans become due and payable pursuant to Section 9)

7.     Amendments to Subsection 4.1 (Interest Rates and Payment Dates).  (a)  Subsection 4.1(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

(d)           Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

(b)           The second sentence of subsection 4.1(f) of the Credit Agreement is hereby amended by deleting therefrom the words “and the Final Maturity Date (in the case of Tranche B Term Loans)” and substituting in lieu thereof the following:

, the Final Maturity Date (in the case of Original Term Loans) and the New Loan Maturity Date (in the case of New Term Loans)

8.     Amendments to Subsection 4.4 (Optional and Mandatory Prepayments and Commitment Reductions).  (a)  The fourth sentence of subsection 4.4(a) of the Credit Agreement is hereby amended by deleting clause (i) therefrom and substituting in lieu thereof the following:

(i) the Term Loans shall be applied, first, to payment of the New Term Loans then outstanding and, second, to payment of the Original Term Loans then outstanding (with such prepayment of Original Term Loans to be applied pro rata to the respective installments of principal thereof, provided that any such payment made within 12 months prior to the date on which an installment of principal thereof is scheduled to be made may, at the option of the Parent Borrower, be applied first to such installment).

(b)           The fifth sentence of subsection 4.4(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each Borrower shall use its reasonable best efforts, subject to any judicial or other approval as may be required and notwithstanding anything to the contrary herein or in any other Loan Document, to prepay the New Term Loans, 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations, including, in each case, accrued and unpaid interest and fees thereon, with the initial proceeds of any

Restructuring Financing, and, for purposes of this Agreement (including subsection 11.7(a)), such payment shall be allocated to the Lenders holding New Term Loans, 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations pro rata according to the respective outstanding principal (or drawn) amounts thereof then held by such Lenders.

9.     Amendment to Subsection 4.5 (Commitment Fees; Administrative Agent’s Fee; Other Fees).  Subsection 4.5 of the Credit Agreement is hereby amended by inserting the following paragraphs (c) and (d) at the end thereof:

(c)           Unless otherwise agreed by the Revolving Credit Lenders, the Revolving Credit Commitment Percentages of which aggregate greater than 50%, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Credit Lender, a fee equal to 4% of the portion of the Revolving Credit Commitment of such Lender that is in excess of such Lender’s Revolving Credit Commitment Percentage of $107,000,000.  Such fee shall be fully earned on the Eleventh Amendment Effective Date but shall be payable on February 29, 2008; provided that if the 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations are repaid in full in cash, and the Revolving Credit Commitments in an aggregate amount equal to the 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations are terminated, on or before February 29, 2008, each Revolving Credit Lender agrees that such fee shall be deemed to be waived in full.

(d)           Unless otherwise agreed by the New Term Lenders, the New Term Percentages of which aggregate greater than 50%, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each New Term Lender, a fee equal to 4% of the original principal amount of the New Term Loan made by such Lender.  Such fee shall be fully earned on the Eleventh Amendment Effective Date but shall be payable on February 29, 2008; provided that if the New Term Loans are repaid in full in cash on or before February 29, 2008, each New Term Lender agrees that such fee shall be deemed to be waived in full.

10.   Amendment to Subsection 4.8 (Pro Rata Treatment and Payments).  The third sentence of subsection 4.8(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each payment (including each prepayment) by any of the Borrowers on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent, first to the New Term Loans and, second, to the Original Term Loans, in each case pro rata according to the respective outstanding principal amounts of such New Term Loans or Original Term Loans, as the case may be, then held by the Term Loan Lenders.

11.   Amendment to Subsection 5.17 (Purpose of Loans).  Subsection 5.17 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

The proceeds of the New Term Loans shall be used by the Parent Borrower to finance the working capital and business requirements of, and for general corporate purposes of, the Parent Borrower and its Subsidiaries.

12.   Amendment to Subsection 8.20 (Mandatory Prepayment Events).  Subsection 8.20 of the Credit Agreement is hereby amended by deleting therefrom the words “mandatory prepayment under subsection 4.4(c)” and substituting in lieu thereof the following:  “mandatory prepayment under subsection 4.4(c) or (e)”.

13.   Amendment to Section 9 (Events of Default).  Clause (A) in the phrase following clause (m) of Section 9 of the Credit Agreement is hereby amended by deleting therefrom the words “if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower” and substituting in lieu thereof the following:

if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Parent Borrower, Holding or any Domestic Subsidiary

14.   Amendment to Subsection 6.5 of the Guarantee and Collateral Agreement (Application of Proceeds).  Subsection 6.5 of the Guarantee and Collateral Agreement is hereby amended in its entirety to read as follows:

6.5           Application of Proceeds.  It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Security Collateral received by the Administrative Agent (whether from the relevant Granting Party or otherwise and including any payments from any Granting Party in reduction of the Obligations) shall be held by the Administrative Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Obligations of the relevant Granting Party then due and owing in the following order of priority:

FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations of the relevant Granting Party, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Agreement, the Credit Agreement, or any other Loan Document; provided, however, that, if the relevant Granting party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with the Obligations of such Granting Party;

SECOND, to the payment of that portion of the Obligations of the relevant Granting Party constituting accrued and unpaid interest and fees (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Holding, any Borrower or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the New Term Loans, 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause SECOND payable to them; provided, however, that, if the relevant Granting Party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of such Obligations of such Granting Party;

THIRD, to the payment of that portion of the Obligations of the relevant Granting Party constituting unpaid principal on the New Term Loans, 2008 Revolving Credit Loans, 2008 Swing Line Loans and 2008 Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause THIRD payable to them; provided, however, that, if the relevant Granting Party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of such Obligations of such Granting Party;

FOURTH, to the ratable satisfaction of all other Obligations of the relevant Granting Party; provided, however, that, if the relevant Granting Party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of such  Obligations of such Granting Party; and

FIFTH, after all of the Obligations have been paid in full, to the relevant Granting Party or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

15.   Conditions to Effectiveness of this Eleventh Amendment.  This Eleventh Amendment shall become effective upon the date (the “Eleventh Amendment Effective Date”) when the Administrative Agent shall have received:

(a)        counterparts of this Eleventh Amendment, duly executed and delivered by the Borrowers and Administrative Agent;

(b)        executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto (each, a “Lender Addendum”), from each New Term Lender and from the requisite Lenders under subsections 11.1(a) and 11.1(e) of the Credit Agreement;

(c)        an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each of Holding and each Guarantor;

(d)        certificates of each of the Parent Borrower, Holding and each Guarantor, dated the Eleventh Amendment Effective Date, substantially in the form of Exhibit I to the Credit Agreement, with appropriate insertions and attachments, and, with respect to the certificate of the Parent Borrower, including a statement that all material consents, authorizations, notices and filings required in connection with this Eleventh Amendment and the making of the New Term Loans as contemplated hereby are in full force and effect;

(e)        legal opinions, dated the Eleventh Amendment Effective Date, from Kirkland & Ellis LLP, counsel to the Parent Borrower, and from the Senior Vice President, General Counsel and Secretary of Sirva, Inc., each in form and substance reasonably satisfactory to the Administrative Agent; and

(f)         all expenses required to be paid on or before the Eleventh Amendment Effective Date for which invoices have been presented.

16.   Representations and Warranties; Acknowledgements.

(a)        No Default.  No Default or Event of Default shall have occurred and be continuing on the Eleventh Amendment Effective Date after giving effect to the transactions contemplated herein, including the making of New Term Loans and the utilization of the proceeds thereof.

(b)        Representations and Warranties.  Each of the representations and warranties made by Holding, each Borrower and each Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Eleventh Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date, and except for the representations and warranties set forth in subsection 5.2 of the Credit Agreement.

(c)        Acknowledgements.  Holding and each Loan Party acknowledge that (i) the funding of New Term Loans is critical to (A) the ongoing operating ability of Holding and the Loan Parties and (B) effectuate a feasible restructuring of their respective businesses, (ii) this Eleventh Amendment is necessary to permit the Borrowers to borrow the New Term Loans and (iii) all credit extensions on or after the Eleventh Amendment Effective Date shall be made in reliance on the obligations of Holding and the Loan Parties under this Amendment, including as set forth in the fifth sentence of subsection 4.4(a) of the Credit Agreement (as amended by Section 8 of this Eleventh Amendment).

17.   Payment of Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Eleventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

18.   Continuing Effect of the Loan Documents.  This Eleventh Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of Holding, the Borrowers or the Guarantors that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  Any reference to the “Credit Agreement” or the “Guarantee and Collateral Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, as amended by this Eleventh Amendment.

19.   Counterparts.  This Eleventh Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

20.   Severability.  Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21.   Integration.  This Eleventh Amendment and the other Loan Documents represent the agreement of Holding, the Borrowers and the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

22.   RELEASE.  AS CONSIDERATION FOR THE EXECUTION BY THE LENDERS AND THE ADMINISTRATIVE AGENT OF THIS ELEVENTH AMENDMENT, EACH OF HOLDING, THE BORROWERS AND THE GUARANTORS HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS.  EACH OF HOLDING, THE BORROWERS AND THE GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING BY REASON OF ANY MATTER, CAUSE OR THING OCCURRING ON OR PRIOR TO THE ELEVENTH AMENDMENT EFFECTIVE DATE, WHICH SUCH PERSONS MAY HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS” MADE ON OR PRIOR TO THE ELEVENTH AMENDMENT EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS ELEVENTH AMENDMENT.

23.   GOVERNING LAW.  THIS ELEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Secretary

ALLIED ARTHUR PIERRE N.V.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Director

ALNAV PLATINUM COMPANY (as successor to
ALNAV Platinum Group Inc.)

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Secretary

PICKFORDS AUSTRALIA PTY. LTD.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Director

SIRVA UK LIMITED (formerly known as Pickfords
Limited)

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Director

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ Charles O. Freedgood
Name: Charles O. Freedgood
Title: Managing Director

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